UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2023
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SELECTQUOTE, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39295	94-3339273
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6800 West 115th Street, Suite 2511
Overland Park, Kansas 66211
(Address of principal executive offices) (Zip code)

(913) 599-9225
(Registrant’s telephone number, including area code)

No change since last report
(Former Name or Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	SLQT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 2, 2023, SelectQuote, Inc. (the “Company”) held a special meeting of the Company’s stockholders (the “Special Meeting”) to consider and vote on the proposals described below. Of the 166,511,447 shares of the Company’s common stock outstanding as of January 11, 2023, the record date for the Special Meeting, 111,134,572 shares, or 66.74%, were represented in person or by proxy at the Special Meeting. The results of the voting on the proposals considered at the Special Meeting are provided below.

Proposal 1

The voting results for the proposal to adopt and approve an amendment (the “Amendment”) to the Company’s Sixth Amended and Restated Certificate of Incorporation to effect (a) a reverse stock split of the outstanding shares of the Company’s common stock at a reverse stock split ratio in the range of 1-for-10 to 1-for-20, as determined by the Board of Directors at a later date, and (b) a reduction in the number of authorized shares of the Company’s common stock by a corresponding ratio, were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
106,917,098	4,158,390	59,084	—

Proposal 2

The voting results for the the proposal to approve, if necessary, the adjournment of the Special Meeting to solicit additional proxies in favor of Proposal 1 above, were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
101,192,547	9,051,911	890,114	—

The Company has not filed the Amendment with the Delaware Secretary of State and has no immediate plans to implement a reverse stock split of the Company’s common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTQUOTE, INC.

Date: March 7, 2023	By:	/s/ Daniel A. Boulware
	Name:	Daniel A. Boulware
	Title:	General Counsel and Secretary